SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Litman Gregory Funds Trust

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Litman Gregory Funds Trust

2301 Rosecrans Avenue, Suite 2150

El Segundo, California 90245

December 23, 2024

Dear Shareholder of Litman Gregory Funds Trust (the “Trust”),

The Board of Trustees (the “Board”) of the Trust is pleased to invite you to a Special Meeting of Shareholders (the “Meeting”) of iMGP High Income Fund (the “Fund”), a series of the Trust, to be held on January 21, 2025. The accompanying Notice of Special Meeting of Shareholders and Proxy Statement present a proposal to be considered at the Meeting.

At the Meeting, shareholders of the Fund will be asked to approve a proposal, as explained in the attached Proxy Statement, to change the Fund’s primary investment objective. We believe that this change will benefit the Fund and its shareholders.

The Board has concluded that the proposal is in the best interests of the Fund and its shareholders and unanimously recommends that you vote “FOR” the proposal.

It is very important that we receive your vote before January 21, 2025. Voting is quick and easy. Everything you need is enclosed. To cast your vote:

•	INTERNET: Visit the website indicated on your Proxy Card. Enter the control number on your Proxy Card and follow the instructions.

•	PHONE: Call the toll-free number listed on your Proxy Card. The control number on your Proxy Card will be needed at the time of the call.

•	MAIL: Complete the Proxy Card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

We appreciate your participation and prompt response in this matter. If you have any questions, please contact Equiniti Trust Company, LLC at (800) 967-5051.

Sincerely,

/s/ Jeffrey K. Seeley

Jeffrey K. Seeley

President of the Trust

LITMAN GREGORY FUNDS TRUST

iMGP High Income Fund

2301 Rosecrans Avenue, Suite 2150

El Segundo, California 90245

1-800-960-0188

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the “Meeting”) of iMGP High Income Fund (the “Fund”), a series of Litman Gregory Funds Trust (the “Trust”), will be held at the offices of iM Global Partner Fund Management, LLC (the “Advisor”), 2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245, at 9:00 a.m. (Pacific time) on January 21, 2025.

The purpose of the Meeting is to consider and act upon a proposal to approve a change to the Fund’s primary investment objective, as further described in the accompanying Proxy Statement.

The Board has fixed the close of business on December 9, 2024 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

By order of the Board,

/s/ Joseph Kelly

Joseph Kelly

Secretary

Dated: December 23, 2024

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote through the Internet or by phone by following the voting instructions found on the enclosed Proxy Card or to indicate voting instructions on the enclosed Proxy Card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask that you respond promptly, no matter how large or small your holdings may be.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE

LITMAN GREGORY FUNDS TRUST

iMGP High Income Fund

2301 Rosecrans Avenue, Suite 2150

El Segundo, California 90245

1-800-960-0188

TO BE HELD ON JANUARY 21, 2025

This proxy statement (this “Proxy Statement”) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) and its series, iMGP High Income Fund (the “Fund”), for use at the Special Meeting of Shareholders of the Fund (the “Meeting”), to be held at 9:00 a.m. (Pacific time) on Thursday, January 21, 2025, at the offices of iM Global Partner Fund Management, LLC (the “Advisor”), 2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245 or any adjournment(s) thereof.

Only shareholders of record as of the close of business on December 9, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. This Proxy Statement is expected to be mailed to shareholders of record as of the Record Date on or about December 24, 2024. The Meeting is being held to vote on the following proposal (the “Proposal”) and to transact such other business as may properly come before the Meeting or any adjournment(s) thereof:

PROPOSAL.    To approve a change to the Fund’s primary investment objective; and

THE BOARD, INCLUDING ALL OF THE TRUSTEES WHO ARE NOT “INTERESTED PERSONS” OF THE TRUST AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, (THE “INDEPENDENT TRUSTEES”), UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

The Notice of Meeting and Proxy Statement are available at https://vote.proxyonline.com/imglobal/docs/special2025.pdf. Enter the control number provided on your Proxy Card and follow the instructions. To obtain directions to attend the Meeting, please call 1-800-960-0188. The Trust will furnish, without charge, a copy of the Fund’s latest annual and/or semi-annual report to a shareholder upon request. For a free copy of such report, call 1-800-960-0188 or visit the Fund’s website at www.imgpfunds.com or write to the Fund, c/o 2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245.

BACKGROUND ON THE PROPOSAL AND VOTING INFORMATION

What is this document and why did you send it to me?

This document contains the Notice of Special Meeting of Shareholders (the “Notice”) and Proxy Statement that provides you with information that you should carefully review before voting on the Proposal. As a shareholder of the Fund, you have the right to vote on the Proposal, which relates to your investment in the Fund.

What am I being asked to vote on?

Shareholders of the Fund are being asked to approve a new primary investment objective for the Fund, as shown in the following table:

Current Primary Investment Objective	New Primary Investment Objective
The Fund seeks to generate a high level of current income from diverse sources, consistent with the goal of capital preservation over time.	The Fund seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes.

If approved by shareholders, the Fund’s new primary investment objective will be to seek to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes. The Fund’s current primary investment objective is to generate a high level of current income from diverse sources, consistent with the goal of capital preservation over time. The Fund’s primary investment objective is a “fundamental” investment policy and, therefore, may be modified only by a vote of a majority of the investment company’s outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). If the new primary investment objective is approved by shareholders, it will be a fundamental investment policy of the Fund that may not be changed without the vote of a majority of the Fund’s outstanding voting securities.

What is the effect of the Proposal on the Fund’s secondary investment objective?

In connection with the Proposal, the Board has also approved a new secondary objective for the Fund. The current secondary investment objective of the Fund is to seek capital appreciation. This secondary investment objective is non-fundamental, such that it may be changed by a majority vote of the Board. Effective on or around January 31, 2025, the Fund’s new secondary investment objective will be to seek to provide a high level of current income. While shareholder approval of this change to the Fund’s secondary investment objective is not required, the Advisor wants to ensure that shareholders are aware of this change. The Advisor recommended and the Board approved the new secondary objective because it will better complement the Fund’s proposed new primary objective.

What will be the effect of the new primary investment objective?

The Board and the Advisor do not anticipate that the change to the Fund’s investment objectives will materially alter the Fund’s principal investment strategies or the way the Fund is currently managed or operated. The primary purpose of the Proposal is to align the Fund’s primary investment objective with that of the iMGP Alternative Strategies Fund (the “Alternative Strategies Fund”), as part of a potential merger of the Alternative Strategies Fund into the Fund, through which the Fund would acquire the assets and assume the liabilities of the Alternative Strategies Fund. If shareholders approve the Fund’s new investment objective and the Alternative Strategies Fund is later merged into the Fund, the Advisor intends to manage the combined fund using the Fund’s current investment strategies and new primary and secondary investment objectives.

Has the Board approved the Proposal?

Yes. The Board, including a majority of the Independent Trustees, has unanimously approved the Proposal and recommends that shareholders also vote to approve the Proposal.

Who is Equiniti Trust Company, LLC?

Equiniti Trust Company, LLC (the “Solicitor” or “EQ”) is a company that has been engaged by the Fund to assist in the solicitation of proxies. The Solicitor is not affiliated with the Fund or with the Advisor. The expenses of this solicitation, including expenses associated with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses, are estimated to be approximately $25,000, which will be borne by the Fund. In order to hold a shareholder meeting, a certain percentage of the Fund’s shares (often referred to as “quorum”) must be represented at the meeting. If a quorum is not attained, the meeting must adjourn to a future date. The Fund may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their vote. As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the Meeting does not have to be adjourned or postponed. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for the expenses of this proxy solicitation?

The expenses incurred in connection with this solicitation, including expenses associated with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses, will be borne by the Fund. Those expenses are estimated to be approximately $25,000.

Who is eligible to vote?

Only shareholders of record of the Fund as of the close of business on December 9, 2024, the Record Date, are entitled to notice of, and to be present and to vote at, the Meeting or any adjournment(s) thereof. Shareholders of record of the Fund as of the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the Proposal.

How can a quorum be established?

The presence of 40% of the outstanding shares entitled to vote of the Fund constitutes a quorum for the Meeting with respect to the Proposal. In determining whether a quorum is present, shares represented by proxies that reflect abstentions, votes that are withheld, and “broker non-votes” will be counted as shares that are present and entitled to vote. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power; or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

What vote is required?

Approval of the Proposal requires the affirmative vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

How do I vote my shares?

Although you may attend the Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope. You may also vote through the Internet by visiting the Internet site listed on your Proxy Card and following the on-line instructions or by calling the toll-free number listed on your Proxy Card. If you need any assistance to vote your shares or have any questions regarding the Proposal, please call the Solicitor at (800) 967-5051.

If you simply sign and date the Proxy Card but do not indicate a specific vote, your shares will be voted “FOR” the Proposal and to grant discretionary authority to the persons named in the Proxy Card as to any other matters that properly come before the Meeting.

In determining whether shareholders have approved the Proposal, broker non-votes, votes that are withheld, and abstentions will be treated as shares present at the Meeting for establishing a quorum but that have not been voted. Accordingly, broker non-votes and abstentions effectively will be votes “AGAINST” the Proposal because the Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) attending the Meeting and voting in person.

What will happen if there are not enough votes to approve the Proposal?

It is important that we receive your signed Proxy Card to ensure that there is a quorum for the Meeting. If we do not receive your vote after several weeks, you may be contacted by a representative of EQ who will remind you to vote your shares and help you return your Proxy Card. In the event that a quorum is not present at the Meeting or a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the Meeting may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning the Meeting to another date and time, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting without further notice.

Whom do I contact if I have questions about the Proposal?

If you need more information or have any questions about voting, please call EQ, the Fund’s proxy solicitor, toll free at (800) 967-5051.

Please complete, sign and return the enclosed Proxy Card in the enclosed envelope.

No postage is required if mailed in the United States.

You may also vote your proxy through the Internet or by phone in accordance with the instructions set forth on the enclosed Proxy Card.

PROPOSAL

APPROVAL OF A CHANGE TO THE PRIMARY INVESTMENT OBJECTIVE OF THE FUND

The Fund’s current primary investment objective is to generate a high level of current income from diverse sources, consistent with the goal of capital preservation over time. The Fund’s current secondary investment objective is to seek capital appreciation. The Fund’s primary investment objective is considered a “fundamental” investment policy of the Fund. Under the 1940 Act, any change to a fundamental investment policy of a fund must be approved by a vote of a majority of the fund’s outstanding voting securities.

If approved, the Fund’s new primary investment objective will be to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes.

The Fund’s current primary investment objective and its proposed new primary investment objective are shown in the table below:

Current Primary Investment Objective	New Primary Investment Objective
The Fund seeks to generate a high level of current income from diverse sources, consistent with the goal of capital preservation over time.	The Fund seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes.

The Advisor and the Board are recommending that the Fund change its primary investment objective to align with the investment objective of the Alternative Strategies Fund, as part of a potential merger of the Alternative Strategies Fund into the Fund, through which the Fund would acquire the assets and assume the liabilities of the Alternative Strategies Fund. In the Advisor’s ongoing evaluation of its fund lineup, it was determined that shareholders of the Fund and the Alternative Strategies Fund would benefit from potential operating efficiencies and economies of scale that may be achieved by combining the funds’ assets. If shareholders of the Fund approve the Fund’s new primary investment objective and the Alternative Strategies Fund is later merged into the Fund, the Advisor intends to manage the combined fund using the Fund’s new primary and secondary investment objectives and current investment strategies.

In connection with the Proposal, the Board has also approved a new secondary objective for the Fund. The current secondary investment objective of the Fund is to seek capital appreciation. This secondary investment objective is non-fundamental, such that it may be changed by a majority vote of the Board. Effective on or around January 31, 2025, the Fund’s new secondary investment objective will be to seek to provide a high level of current income. While shareholder approval of this change to the Fund’s secondary investment objective is not required, the Advisor wants to ensure that shareholders are aware of this change. The Advisor recommended and the Board approved the new secondary objective because it will better complement the Fund’s proposed new primary objective.

What effect will changing the current investment objectives have on the Fund?

As described above, the proposal to change the Fund’s primary investment objective is part of a larger proposal to merge the assets of the Alternative Strategies Fund into the Fund. If the Proposal is approved and the funds later merge, the Advisor intends to manage the combined fund using the Fund’s new primary and secondary investment objectives and current investment strategies. It is not anticipated that the approval of the changes to the Fund’s primary investment objective would involve additional material risk to the Fund or materially alter the Fund’s principal investment strategies or the way the Fund is currently managed or operated.

What factors did the Board consider in recommending that the shareholders of the Fund approve the Proposal?

At a meeting held on December 4, 2024, the Board voted to approve the Proposal and recommend that shareholders of the Fund also approve the Proposal. The Board’s recommendation is based primarily on the

Advisor’s recommendation for approval and the Advisor’s explanation of various supporting considerations, which were accepted by the Board, as follows:

•

Changing the Fund’s primary investment objective is part of a potential merger of the Alternative Strategies Fund into the Fund. In such a merger, the combined fund may benefit from potential operating efficiencies and economies of scale. By way of example, as of September 30, 2024, the Fund and the Alternative Strategies Fund had net assets of $121,074,034 and $435,937,593, respectively. Therefore, if a merger had occurred as of the same date, the combined fund would have net assets of $557,011,627 following the merger.

•

The Advisor does not expect any increase in investment risks related to the Fund as a result of the proposed change, or any material change in the Fund’s principal investment strategies or the way the Fund is managed by the Advisor or its sub-advisors.

For these reasons, the Board determined to recommend that shareholders of the Fund approve the Proposal.

What is the required vote on the Proposal?

Approval of the Proposal by the Fund requires the affirmative vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. If the Proposal is not approved by shareholders, the Fund’s current investment objectives will remain in effect.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE APPROVAL OF THE CHANGES TO THE FUND’S INVESTMENT OBJECTIVES.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, Joseph Kelly, c/o 2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Fund whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Principal Underwriter

The principal underwriter of the Fund’s shares is ALPS Distributors, Inc. (the “Distributor”). The Distributor offers the Fund’s shares to the public on a continuous basis. The address of the Distributor is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Administrator

State Street Bank and Trust Company serves as the administrator (the “Administrator”) of the Fund. The Administrator provides management and administrative services necessary for the operation of the Fund. The Administrator’s main office is located at One Congress Street, Boston, Massachusetts 02114.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Fund at the close of business on December 9, 2024, the Record Date, will be entitled to notice of and to be present and vote at the Meeting or any adjournment(s) thereof. As of the Record Date, the Fund has the following number of shares outstanding, which in each case equals the number of votes to which the shareholders of the Fund are entitled:

Fund	Shares Outstanding as of Record Date (December 9, 2024)
iMGP High Income Fund
Institutional Class	13,449,570.473

Management Ownership. As of the Record Date, to the best of the knowledge of the Trust, no current Trustee or Officer of the Trust beneficially owned 1% or more of the outstanding shares of the Fund except as follows: John Coughlan, Treasurer of the Trust, owned 1.3% of the Fund. The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Advisor, the Fund’s investment sub-advisors, the Distributor, or any of their respective affiliates.

Control Persons and Principal Shareholders. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Fund. A control person under the 1940 Act is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. As of the Record Date, the shareholders indicated below were known to the Trust to be either a control person or principal shareholder of the Fund.

iMGP High Income Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	9,340,862.823	69.45%	Record

National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	2,436,921.595	18.12%	Record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	724,683.188	5.39%	Record

Interested Persons of the Trust and the Fund

Jeffrey Seeley, a Trustee of the Trust, is deemed to be “interested persons” of the Trust and the Fund, as defined in the 1940 Act, because of his management role with the Advisor.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate Proxy Cards. If you would like to receive a separate copy of the Proxy Statement, please call 1-800-960-0188 or write to the Fund c/o 2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

PROXY CARD

MEETING AGENDA on Reverse Side

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

VOTER CONTROL NUMBER: XXXX XXXX XXXX

VOTE REGISTERED TO: **Shareholder Information Here**

BY INTERNET:

Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

vote.proxyonline.com

BY PHONE:

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(800) 967-5051

BY MAIL:

Complete and sign the proxy and mail back the proxy card.

USPS Postage-Paid Envelope

iMGP High Income Fund

A series of the Litman Gregory Funds Trust

Mail ID:` BAR CODE CUSIP

371475023622100 371475029654500 VOTER PROFILE: Voter ID: Security ID: Shares to Vote: Household ID: **please call the phone number to the right for more information VOTER CONTROL NUMBER: XXXX XXXX XXXX VOTE REGISTERED TO: Shareholder Information Here iMGP High Income Fund A series of the Litman Gregory Funds Trust PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 21, 2025 The undersigned, revoking previous proxies, if any, hereby appoints Joseph Kelly and John R. Coughlan, as proxies of the undersigned, each with full power of substitution, to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) of the iMGP High Income Fund (the “Fund”), a series of Litman Gregory Funds Trust (the “Trust”), to be held at 9:00 a.m. Pacific time on Thursday, January 21, 2025, at the offices of iM Global Partner Fund Management, LLC (the “Advisor”), 2301 Rosecrans Avenue, Suite 2150, El Segundo, California 90245, or at any adjournment(s) thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING. If you have any questions about how to vote your proxy or about the Meeting in general, please call toll free (800) 967-5051. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on January 21, 2025. The Proxy Statement and the accompanying Notice of Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/imglobal/docs/special2025.pdf

iMGP High Income Fund YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees of the Trust (the “Board”). Your signature(s) on this should be exactly as your name(s) appear on this proxy (reverse side). If the shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Board and the Proposal below is recommended for approval by shareholders of the Fund. When properly executed, this proxy will be voted in the manner directed below or, if no choice is indicated, will be voted “FOR” the Proposal. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. PROPOSAL: FOR AGAINST ABSTAIN 1. To approve a change to the Fund’s primary investment objective as more fully described in the proxy statement/prospectus. O O O THANK YOU FOR CASTING YOUR VOTE Mail ID: BARCODE CUSIP